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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                      Date of Report:  November 20, 2000


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


         Delaware                    33-34266                   38-2748796
         --------                    --------                   ----------

 (State of Incorporation)    (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan  48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

               The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended November 19, 2000, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     Designation              Description                   Method of Filing
     -----------              -----------                   ----------------

     Exhibit 20        Report for the month ended        Filed with this report.
                       October 31, 2000 provided to
                       Bank One, as trustee under
                       the Volkswagen Credit Auto
                       Master Owner Trust, Series
                       2000-1

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Volkswagen Credit Auto Master Owner Trust



                              By: Volkswagen Dealer Finance, LLC

                                     /s/ Timothy J. Flaherty
                              By:___________________________________
                                         Timothy J. Flaherty